UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2018 (April 19, 2018)

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2018, New York Mortgage Trust, Inc. (the “Company”) entered into a Third Amended and Restated Employment Agreement with Steven R. Mumma (the “Executive”), the Company’s Chief Executive Officer (the “Employment Agreement”). The Employment Agreement amends, restates and supersedes the Second Amended and Restated Employment Agreement between the Company and the Executive dated November 3, 2014 (the “Prior Employment Agreement”). The Employment Agreement will expire on December 31, 2019, unless further extended or sooner terminated in accordance with the terms thereof (the “Term”).

The Employment Agreement modifies certain terms of the Prior Employment Agreement, including, without limitation, as follows:

•	eliminates the “single trigger” acceleration of the Executive’s outstanding restricted stock solely due to a change in control;

•	eliminates the Company’s obligation to reimburse the Executive for premiums paid by the Executive on his term life insurance policy;

•
with respect to the Executive’s termination of the Employment Agreement for Good Reason (as defined in the Employment Agreement), introduces a 90-day window in which the Executive may notify the Company of the existence of a condition giving rise to Good Reason;

•
extends the Company’s period to pay to the Executive (or the Executive’s designated beneficiary(ies), as applicable,) compensation upon termination, death or during disability from ten days to 30 days; and

•
narrows the geographic scope of the non-compete provision from a prohibition from engaging or participating in any Competing Business (as defined in the Employment Agreement) in any state or country or other jurisdiction in which the Company conducts its Business (as defined in the Employment Agreement) to any state or comparable jurisdiction in which the Company conducts its Business.

All other terms contained in the Prior Employment Agreement remain substantially unchanged in the Employment Agreement, a description of which is set forth in the Company’s definitive proxy statement filed on the date hereof. The foregoing summary of the material changes to the Prior Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K.

Exhibit	Description
10.1	Third Amended and Restated Employment Agreement, dated as of April 19, 2018, by and between New York Mortgage Trust, Inc. and Steven R. Mumma.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: April 20, 2018	By:	/s/ Nathan R. Reese
Nathan R. Reese
Managing Director and Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Third Amended and Restated Employment Agreement, dated as of April 19, 2018, by and between New York Mortgage Trust, Inc. and Steven R. Mumma.